UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 42nd Street, 17th Floor
New York, New York 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The Board of Directors (the “Board”) of Neurotrope, Inc. (the “Company”) has approved December 12, 2017 as the date for its annual meeting of stockholders of the Company for 2017 (the “Annual Meeting”) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., in New York, New York. The Board also approved October 23, 2017, as the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date may attend and vote at the meeting or any adjournment thereof.

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

The date of the Annual Meeting is more than thirty days before or after the one-year anniversary of the Company’s 2016 annual meeting of the stockholders. In order for a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be considered timely for inclusion in the Company’s proxy materials for the Annual Meeting, such proposals must be delivered to the Company’s Corporate Secretary at 205 East 42nd Street – 17th Floor, New York, New York 10017 no later than October 29, 2017. The Company has determined October 29, 2017, as being a reasonable time before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials and may be omitted if not in compliance with applicable requirements.

Deadline for Stockholder Proposals to be Brought Before An Annual Meeting

Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the Company’s Amended and Restated Bylaws (the “Bylaws”) must submit timely notice thereof to the Corporate Secretary of the Company at the same address as set forth above in order for such matters to be considered at the Annual Meeting. Because the date of the Annual Meeting is more than thirty days before or after the one-year anniversary of the Company’s 2016 annual meeting of the stockholders, in accordance with Article II, Sections 9 and 10 of the Bylaws, to be timely such notice must be received by the Corporate Secretary of the Company by October 29, 2017 (which is the tenth day following the date of filing of this Current Report on Form 8-K, which provides the first public announcement of the date of the Annual Meeting). Any such notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws and applicable laws in order to be considered at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: October 19, 2017	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer